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                                                                    Exhibit 10.1


                           LOAN AND SECURITY AGREEMENT

                                 by and between

                           HEALTHCARE.COM CORPORATION

                                 as the BORROWER

                                       and

                              SILICON VALLEY BANK,

                                  as the LENDER

                      REVOLVING LINE OF CREDIT: $7,000,000

                                DECEMBER 20, 2000


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                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated December 20, 2000, between SILICON VALLEY BANK, a California chartered bank, having an address of 3003 Tasman Drive, Santa Clara, California 95054 and a loan production office at 3343 Peachtree Road, NE, Suite 312, Atlanta, Georgia 30326 ("Bank") and HEALTHCARE.COM CORPORATION, a Georgia corporation, having an address at 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067 ("Borrower"), provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1 ACCOUNTING AND OTHER TERMS

         Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2 LOAN AND TERMS OF PAYMENT

         2.1 REVOLVING ADVANCES.

                  (a) Bank will make Advances not exceeding the lesser of the Committed Revolving Line or the Borrowing Base. Amounts borrowed under this
Section 2.1 may be repaid and reborrowed during the term of this Agreement. All Advances shall be evidenced by a Revolving Promissory Note to be executed and delivered by Borrower to Bank on the Closing Date and shall be repaid in accordance with the terms of the Revolving Promissory Note.

                  (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Eastern time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as EXHIBIT B. Bank will credit Advances to Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to that reliance.

                  (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

         2.2 OVERADVANCES. If Borrower's Obligations under Section 2.1 exceed the lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess.

         2.3 INTEREST RATE; PAYMENTS.

                  (a) INTEREST RATE.

                           (i) Advances under the Committed Revolving Line
accrue interest on the outstanding principal balance in accordance with the Revolving Promissory Note.


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                           (ii) After and during the occurrence of an Event of
Default, Obligations accrue interest at five percent (5%) above the rate set forth in the Revolving Promissory Note effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360-day year for the actual number of days elapsed.

                  (b) PAYMENTS.


                           (i) Interest on the Committed Revolving Line is
payable on the fifth (5th) day of each month.


                           (ii) Bank may debit any of Borrower's deposit
accounts including Account Number 3300112613 for principal and interest payments when due or any amounts Borrower owes Bank when due. Bank will notify Borrower at the time it debits Borrower's accounts. These debits are not a set-off. Payments received after 12:00 noon Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

         2.4 FEES. Borrower will pay to Bank:

                  (a) FACILITY FEE. A fully earned, nonrefundable facility fee for the Committed Revolving Line of Thirty Five Thousand Dollars ($35,000) due on the Closing Date; and

                  (b) BANK EXPENSES. All Bank Expenses including reasonable attorneys' fees and expenses incurred through and after the Closing Date when due.

3 CONDITIONS OF LOANS

         3.1 CONDITIONS PRECEDENT TO INITIAL ADVANCE. Bank's obligation to make the initial Advance is subject to the condition precedent that it receive the agreements and documents it requires and the fees set forth in Section 2.4 above.

         3.2 CONDITIONS PRECEDENT TO ALL ADVANCES. Bank's obligations to make each Advance, including the initial Advance, is subject to the following:

                  (a) timely receipt of any Payment/Advance Form; and

                  (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Advance and no Event of Default may have occurred and be continuing, or result from the Advance. Each Advance is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

4 CREATION OF SECURITY INTEREST

         4.1 GRANT OF SECURITY INTEREST. Borrower grants Bank a continuing security interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. After the occurrence and during the continuance of an Event of Default, Bank may place a "hold" on any deposit



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account pledged as Collateral. If the Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5 REPRESENTATIONS AND WARRANTIES

         Borrower represents and warrants as follows:

         5.1 DUE ORGANIZATION AND AUTHORIZATION. Borrower and each Subsidiary is duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change. The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formations documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

         5.2 COLLATERAL. Borrower has good title to the Collateral, free of Liens except Permitted Liens. The Eligible Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business and the exclusive licenses set forth on SCHEDULE 5.2 attached hereto and exclusive agreements in the ordinary course of Borrower's business to distribute Borrower's software products. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party .

         5.3 LITIGATION. Except as shown in the Schedule, there are no actions or proceedings pending or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

         5.4 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

         5.5 SOLVENCY. The fair salable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transaction in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

         5.6 REGULATORY COMPLIANCE. Borrower is not an "investment company" or a company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied IN all material respects with the Federal Fair Labor Standards Act. Borrower has not



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violated any laws, ordinances or rules, the violation of which could cause a
Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes, except those being contested in good faith with adequate reserves under GAAP. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted.

         5.7 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities except for Permitted Investments and other immaterial investments, not to exceed Fifty Thousand Dollars ($50,000) in the aggregate.

         5.8 FULL DISCLOSURE. No representation, warranty or other statement of Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6 AFFIRMATIVE COVENANTS

         Borrower will do all of the following:

         6.1 GOVERNMENT COMPLIANCE. Borrower will maintain its and all Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

         6.2 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.

         Borrower will deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month until the Covenant Compliance Date, a Borrower prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but no later than forty five (45) days after the last day of each calendar quarter, the Borrower's 10-Q for such period; (iii) as soon as available, but no later than ninety (90) days after the end of Borrower's fiscal year, Borrower's 10-K and audited consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iv) within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 8K filed with the Securities and Exchange Commission; (v) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of One Hundred Thousand Dollars ($100,000.00) or more; (vi) prompt notice of any material change in the composition of the Intellectual Property, including any subsequent ownership right of Borrower in or to any Copyright, Patent or Trademark not shown in any intellectual property security agreement between Borrower and Bank or knowledge of an event that materially adversely affects the



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value of the Intellectual Property; and (vii) budgets, sales projections, operating plans or other financial information Bank requests.

         During any month in which Advances are outstanding under the Committed Revolving Line, Borrower will, within thirty (30) days after the last day of each month, deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of EXHIBIT C, with aged listings of accounts receivable.

         At the time of the delivery of any financial statements required by this Section 6.2, Borrower will deliver to Bank, a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D.

         Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than once every twelve (12) months unless an Event of Default has occurred and is continuing.

         6.3 INVENTORY; RETURNS. Borrower will keep all Inventory in good and marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at the Closing Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than Fifty Thousand Dollars ($50,000.00).

         6.4 TAXES. Borrower will make, and cause each Subsidiary to make, timely payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

         6.5 INSURANCE. Borrower will keep its business and the Collateral insured for risks and in amounts, as are consistent with similar businesses in the same geographic area as Borrower. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as a loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

         6.6 PRIMARY ACCOUNTS. Borrower will maintain its primary depository accounts with Bank.

         6.7 FINANCIAL COVENANTS.

         Borrower will maintain as of the last day of each month, unless otherwise noted:

                  (a) MONTHLY QUICK RATIO. A ratio of Quick Assets to Current Liabilities, less Deferred Maintenance Revenue, as of the last day of each month (other than those months which are quarter ends) of at least 1.25 to 1.0 from the Closing Date until the Covenant Compliance Date.

                  (b) QUARTERLY QUICK RATIO. A ratio of Quick Assets to Current Liabilities, less Deferred Maintenance Revenue, as of the last day of each calendar quarter from the Closing Date through the calendar quarter ending March 31, 2001 of not less than 1.50 to 1.0; and



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commencing on June 30, 2001 and as of the last day of each calendar quarter thereafter of not less than 2.00 to 1.0.

                  (c) PROFITABILITY. Borrower will have as of the last day of each quarter, a minimum net profit, less any increase in the change in capitalized software of Borrower for such period, of not less than Two Hundred Fifty thousand Dollars ($250,000) for each fiscal quarter.

         6.8 REGISTRATION OF INTELLECTUAL PROPERTY RIGHTS. Borrower will register with the United States Copyright Office (i) its "Cloverleaf" and "Emerge" software, any additions or improvements thereto which it distributes to its customers and any other software it has, develops or acquires which is material to the business of Borrower, including those in EXHIBIT A to the Intellectual Property Security Agreement, within thirty (30) days of the Closing Date, and additional software rights developed or acquired, including revisions, additions or improvements to the software which is material to the business of Borrower, after the Closing Date before the sale or licensing to any third party of the software or any product based on or containing any software. Borrower will promptly notify Bank upon Borrower's filing of any application or registration of any Intellectual Property rights with the United States Patent and Trademark Office and Borrower will execute and deliver any and all instruments and documents as Bank may require to evidence or perfect Bank's security interest in such application or registration.

         Borrower will: (i) protect, defend and maintain the validity and enforceability of the Intellectual Property; (ii) promptly advise Bank in writing of material infringements of the Intellectual Property; and (iii) not allow any Intellectual Property to be abandoned, forfeited or dedicated to the public without Bank's written consent.

         6.9 FURTHER ASSURANCES. Borrower will execute any further instruments and take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7 NEGATIVE COVENANTS

         Borrower will not do any of the following:

         7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than a Transfer (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses of Intellectual Property and similar arrangements for the use of the property of Borrower or its Subsidiaries including exclusive agreements to distribute Borrower's software products, in the ordinary course of business; or (iii) of wornout or obsolete Equipment.

         7.2 CHANGES IN BUSINESS, OWNERSHIP, MANAGEMENT OR BUSINESS LOCATIONS. Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership (other than the sale of Borrower's equity securities in a public offering or to venture capital investors). Borrower will not, without at least thirty (30) days prior written notice to Bank, relocate its principal executive office or add any new offices or business locations.

         7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its



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Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

         7.4 INDEBTEDNESS. Create, incur, assume, or be liable for any Indebtedness, or permit any Subsidiary to do so, other than Permitted Indebtedness.

         7.5 ENCUMBRANCE. Create, incur, or allow any Lien on any of its property, or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit any Collateral not to be subject to Bank's first priority security interest granted herein, subject only to Permitted Liens.

         7.6 INVESTMENTS; DISTRIBUTIONS. (i) Directly or indirectly acquire or own any Person, or make any Investment in any Person, other than Permitted Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock.

         7.7 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter or permit any material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

         7.8 SUBORDINATED DEBT. Make or permit any payment on any Subordinated Debt, except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

         7.9 COMPLIANCE. Undertake as one of its important activities extending credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8 EVENTS OF DEFAULT

         Any one of the following is an Event of Default:

         8.1 PAYMENT DEFAULT. Borrower fails to pay any of the Obligations within three (3) Business Days of when due;

         8.2 COVENANT DEFAULT. Borrower does not perform any obligation in
Section 6 or violates any covenant in Section 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within ten (10) days after it occurs, or if the default cannot be cured within ten (10) days or cannot be cured after Borrower's attempts in the ten (10) day period, and the default may be cured within a reasonable time, then Borrower has an additional time, (of not more than thirty (30) days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);



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         8.3 MATERIAL ADVERSE CHANGE. A material impairment in the perfection or priority of Bank's security interest in the Collateral or in the value of such Collateral other than normal depreciation which is not covered by adequate insurance occurs; or Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period;

         8.4 ATTACHMENT. (i) Any material portion of Borrower's assets is attached, seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within ten (10) days after Borrower receives notice (but no Advances will be made during the cure period). These are not Events of Default if stayed or if a bond is posted pending contest by Borrower;

         8.5 INSOLVENCY. (i) Borrower becomes insolvent; (ii) Borrower begins an Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within thirty (30) days (but no Advances will be made before any Insolvency Proceeding is dismissed);

         8.6 MISREPRESENTATIONS. If Borrower or any Person acting for Borrower makes any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9 BANK'S RIGHTS AND REMEDIES

         9.1 RIGHTS AND REMEDIES. When an Event of Default occurs and continues Bank may, without notice or demand, do any or all of the following:

                  (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

                  (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

                  (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

                  (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

                  (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;



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                  (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral according to the Code. Bank is granted a non-exclusive, royalty-free license or other right to use, without charge, Borrower's labels, Patents, Copyrights, Mask Works, rights of use of any name, trade secrets, trade names, Trademarks, service marks, and advertising matter, or any similar property as it pertains to the Collateral, in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section, Borrower's rights under all licenses and all franchise agreements inure to Bank's benefit; and

                  (g) Dispose of the Collateral according to the Code.

         9.2 POWER OF ATTORNEY. When an Event of Default occurs and continues, Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

         9.3 ACCOUNTS COLLECTION. When an Event of Default occurs and continues, Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

         9.4 BANK EXPENSES. If Borrower fails to pay any amount or furnish any required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

         9.5 BANK'S LIABILITY FOR COLLATERAL. If Bank complies with reasonable banking practices, it is not liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. If Bank complies with reasonable banking practices, Borrower bears all risk of loss, damage or destruction of the Collateral.

         9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.



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         9.7 DEMAND WAIVER. Borrower waives demand, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

10 NOTICES

         All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11 CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER

         Georgia law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in the State of Georgia provided, however, that if for any reason the Bank can not avail itself of the courts of the State of Georgia, the Borrower and Bank each submit to the jurisdiction of the State and Federal Courts in Santa Clara County, California.

BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12 GENERAL PROVISIONS

         12.1 SUCCESSORS AND ASSIGNS. This Agreement binds and is for the benefit of the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement, provided Bank does not transfer this Agreement, the Loan Documents or any related agreement, to a known competitor of Borrower.

         12.2 INDEMNIFICATION. Borrower will indemnify, defend and hold harmless Bank and its officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower in connection with this Agreement or any Loan Document (including reasonable attorneys' fees and expenses to the extent actually incurred), except for losses caused by Bank's gross negligence or willful misconduct.

         12.3 TIME OF ESSENCE. Time is of the essence for the performance of all Obligations in this Agreement.

         12.4 SEVERABILITY OF PROVISION. Each provision of this Agreement is severable from every other provision in determining the enforceability of any provision.

         12.5 AMENDMENTS IN WRITING, INTEGRATION. All amendments to this Agreement must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

         12.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

         12.7 SURVIVAL. All covenants, representations and warranties made in this Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

         12.8 CONFIDENTIALITY. In handling any confidential information, Bank will exercise the same degree of care that it exercises for its own proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their business with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either: (a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information. Bank will use its reasonable best efforts to have any Person to whom it discloses such proprietary information, to agree to be bound by the terms of this Section.

         12.9 ATTORNEYS' FEES, COSTS AND EXPENSES. In any action or proceeding between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses to the extent actually incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

13 DEFINITIONS

         13.1 DEFINITIONS.

         "ACCOUNTS" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

         "ADVANCE" or "ADVANCES" is a loan advance (or advances) under the Committed Revolving Line.

         "AFFILIATE" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

          "BANK EXPENSES" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses to the extent actually incurred) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

         "BORROWER'S BOOKS" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

         "BORROWING BASE" is (i) seventy five percent (75%) of Eligible Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate.

         "BORROWING BASE CERTIFICATE" is EXHIBIT C.

         "BUSINESS DAY" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

         "CLOSING DATE" is the date of this Agreement.

         "CODE" is the Georgia Uniform Commercial Code.

         "COLLATERAL" is the property described on EXHIBIT A.

         "COMMITTED REVOLVING LINE" is a Credit Extension of up to Seven Million Dollars ($7,000,000).


         "CONTINGENT OBLIGATION" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, comade, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designed to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

         "COPYRIGHTS" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

         "COVENANT COMPLIANCE DATE" means June 30, 2001, if as of such date Borrower is in compliance with the financial covenants set forth in Section 6.7(b).

         "CREDIT EXTENSION" is each Advance or any other extension of credit by Bank for Borrower's benefit.

         "CURRENT ASSETS" are amounts that under GAAP should be included on that date as current assets on Borrower's consolidated balance sheet.

         "CURRENT LIABILITIES" are the aggregate amount of Borrower's Total Liabilities which mature within one (1) year.


         "DEFERRED MAINTENANCE REVENUE" is all amounts received in advance of performance under maintenance contracts and not yet recognized as revenue.

          "ELIGIBLE ACCOUNTS" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2; BUT Bank may change eligibility standards by giving Borrower thirty (30) days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

                  (a) Accounts that the account debtor has not paid within ninety (90) days of invoice date;

                  (b) Accounts for an account debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

                  (c) Credit balances over ninety (90) days from invoice date;

                  (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

                  (e) Accounts for which the account debtor does not have its principal place of business in the United States;

                  (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

                  (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

                  (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

                  (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

                  (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a reasonable basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                  (k) Accounts for which Bank reasonably determines collection to be doubtful.

         "EQUIPMENT" is all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

         "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

         "GAAP" is generally accepted accounting principles.

         "INDEBTEDNESS" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

         "INSOLVENCY PROCEEDING" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

         "INTELLECTUAL PROPERTY" is:

                  (a) Copyrights, Trademarks and Patents including amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

                  (b) Any trade secrets and any Intellectual Property Rights in computer software and computer software products now or later existing, created, acquired or held;

                  (c) All design rights which may be available to Borrower now or later created, acquired or held;

                  (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above; and

                  (e) All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

         "INVENTORY" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

         "INVESTMENT" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

         "LIEN" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

          "LOAN DOCUMENTS" are, collectively, this Agreement, the Revolving Promissory Note, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

         "MATERIAL ADVERSE CHANGE" has been defined in Section 8.3 hereof.

         "OBLIGATIONS" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

         "PATENTS" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations in part of the same.

         "PERMITTED INDEBTEDNESS" is:

                  (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

                  (b) Indebtedness existing on the Closing Date and shown on the Schedule;

                  (c) Subordinated Debt;

                  (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                  (e) Indebtedness secured by Permitted Liens.

         "PERMITTED INVESTMENTS" are:

                  (a) Investments shown on the Schedule and existing on the Closing Date; and

                  (b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within one
(1) year from its acquisition, (ii) commercial paper maturing no more than one
(1) year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., (iii) Bank's certificates of deposit issued maturing no more than one (1) year after issue, and (iv) any Investments permitted by Borrower's investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved by Bank.

         "PERMITTED LIENS" are:

                  (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

                  (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

                  (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or (ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

                  (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, provided, the leases, subleases, licenses and sublicenses do not prohibit granting Bank a security interest; and

                  (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase.

         "PERSON" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

         "PRIME RATE" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

         "QUICK ASSETS" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, net trade accounts receivable and investments with maturities of less than twelve (12) months determined according to GAAP.

         "RESPONSIBLE OFFICER" is each of the Chief Executive Officer, the President, the Chief Financial Officer and the Controller of Borrower.

         "REVOLVING MATURITY DATE" is December 19, 2001.

         "REVOLVING PROMISSORY NOTE" means that certain Revolving Promissory Note of even date herewith in the maximum principal amount of Seven Million Dollars ($7,000,000) from Borrower in favor of Bank, together with all renewals, amendments, modifications and substitutions, therefor.

         "SCHEDULE" is any attached schedule of exceptions.

         "SUBORDINATED DEBT" is debt incurred by Borrower subordinated to Borrower's indebtedness owed to Bank and which is reflected in a written agreement in a manner and form acceptable to Bank and approved by Bank in writing.

         "SUBSIDIARY" is for any Person, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

         "TOTAL LIABILITIES" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

         "TRADEMARKS" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Borrower connected with the trademarks.

                     [SIGNATURES ARE ON THE FOLLOWING PAGE]

BORROWER:

HEALTHCARE.COM CORPORATION

By:_________________________________
    Name:
    Title:




BANK:

SILICON VALLEY BANK

By:_________________________________
    Name:
    Title:

                                    EXHIBIT A

                            DESCRIPTION OF COLLATERAL

         The Collateral consists of all of Borrower's right, title and interest in and to the following:

         All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

         All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

         All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

         All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

         All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

         All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, knowhow, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

         All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.

TO: CENTRAL CLIENT SERVICE DIVISION                    DATE:
                                                             -------------------
FAX#: (404) 495-4500                                   TIME:
                                                             -------------------

--------------------------------------------------------------------------------
FROM:

                                          --------------------------------------
                                          CLIENT NAME (BORROWER)

REQUESTED BY:
                                          --------------------------------------
                                          AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     --------------------------------------

PHONE NUMBER:
                     --------------------------------------

FROM ACCOUNT #                                 TO ACCOUNT #
               -------------------------                    --------------------

REQUESTED TRANSACTION TYPE                     REQUEST DOLLAR AMOUNT

PRINCIPAL INCREASE (ADVANCE)                   $
                                               ---------------------------------
PRINCIPAL PAYMENT (ONLY)                       $
                                               ---------------------------------
INTEREST PAYMENT (ONLY)                        $
                                               ---------------------------------
PRINCIPAL AND INTEREST (PAYMENT)               $
                                               ---------------------------------

OTHER INSTRUCTIONS:

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BANK USE ONLY
TELEPHONE REQUEST:
-----------------
The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

-----------------------------------------    -----------------------------------
Authorized Requester                         Phone #


-----------------------------------------    -----------------------------------
Received By (Bank)                           Phone #


--------------------------------------------------------------------------------
Authorized Signature (Bank)
--------------------------------------------------------------------------------

                                    EXHIBIT C

                           BORROWING BASE CERTIFICATE


-------------------------------------------------------------------------------------------------

Borrower:          Healthcare.com Corporation                    Lender:      Silicon Valley Bank
                   -------------------------------
Commitment Amount:                $   7,000,000
                                      ----------------------------------

-------------------------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
      1.        Accounts Receivable Book Value as of                            $
                                                                                  ---------------
      2.        Additions (please explain on reverse)                           $
                                                                                  ---------------
      3.        TOTAL ACCOUNTS RECEIVABLE                                       $
                                                                                  ---------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
      4.        Amounts over 90 days due                                        $
                                                                                  ---------------
      5.        Balance of 50% over 90 day accounts                             $
                                                                                  ---------------
      6.        Credit balances over 90 days                                    $
                                                                                  ---------------
      7.        Concentration Limits                                            $
                                                                                  ---------------
      8.        Foreign Accounts                                                $
                                                                                  ---------------
      9.        Governmental Accounts                                           $
                                                                                  ---------------
      10.       Contra Accounts                                                 $
                                                                                  ---------------
      11.       Promotion or Demo Accounts                                      $
                                                                                  ---------------
      12.       Intercompany/Employee Accounts                                  $
                                                                                  ---------------
      13.       Other (please explain on reverse)                               $
                                                                                  ---------------
      14.       TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                            $
                                                                                  ---------------
      15.       Eligible Accounts (#3 minus #14)                                $
                                                                                  ---------------
      16.       LOAN VALUE OF ACCOUNTS ( ____% of #15)                          $
                                                                                  ---------------
BALANCES

      17.       Maximum Loan Amount                                             $  7,000,000
                                                                                  ---------------
      18.       Total Funds Available [Lesser of #16 or #15]                    $
                                                                                  ---------------
      19.       Present balance owing on Line of Credit                         $
                                                                                  ---------------
      20.       Outstanding under Sublimits                                     $  N/A
                                                                                  ---------------
      21.       RESERVE POSITION (#17 minus #18 and #19)                        $
                                                                                  ---------------


THE UNDERSIGNED REPRESENTS AND WARRANTS THAT THIS IS TRUE, COMPLETE AND CORRECT, AND THAT THE INFORMATION IN THIS BORROWING BASE CERTIFICATE COMPLIES WITH THE REPRESENTATIONS AND WARRANTIES IN THE LOAN AND SECURITY AGREEMENT BETWEEN THE UNDERSIGNED AND SILICON VALLEY BANK.

                                               ---------------------------------
COMMENTS:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------
By:
    -------------------------------------      ---------------------------------
          Authorized Signer

                                               ---------------------------------

                                    EXHIBIT D

                             COMPLIANCE CERTIFICATE

TO: SILICON VALLEY BANK

FROM: Healthcare.Com Corporation

         The undersigned authorized officer of Healthcare.Com Corporation certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

      PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.


        Reporting Covenant                                      Required                           Complies
        ------------------                                      --------                           --------

        Monthly  financial  statements  prior  to  Covenant     Monthly within 30 days             Yes     No
        Compliance Date
        Quarterly 10Q                                           Quarterly within 45 days           Yes     No
        Annual  10K                                             FYE within 90 days                 Yes     No
        A/R Agings                                              Monthly  within  30 days  when     Yes     No
                                                                borrowing



        Financial Covenant                                      Required        Actual             Complies
        ------------------                                      --------        ------             --------
        Maintain:
            On a Monthly Basis Minimum Quick Ratio                1.25:1.0      _____:1.0          Yes     No
            On a Quarterly Basis Minimum Quick Ratio:
              3/31/01                                                                                      No
              6/30/01                                             1.50:1.0      _____:1.0          Yes     No
                                                                  2.00:1.0      _____:1.0          Yes

        Profitability:      Quarterly                        $250,000           $_______           Yes     No


                                                  ------------------------------------------------------
COMMENTS REGARDING EXCEPTIONS: See Attached.      BANK USE ONLY

Sincerely,                                        Received by:
                                                               AUTHORIZED SIGNER
SIGNATURE                                         Date:

TITLE                                             Verified
                                                               AUTHORIZED SIGNER

DATE                                              Date:

                                                  Compliance Status:            Yes        No
                                                  ----------------------------- ---------- -------------